============================================================================

              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549-1004


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)  March 24, 2009
                                                         --------------


                          REUNION INDUSTRIES, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        DELAWARE                   01-15739                 06-1439715
----------------------------------------------------------------------------
(State of Incorporation)     (Commission File No.)     (IRS Employer ID No.)


                      11 STANWIX STREET, SUITE 1400
                      PITTSBURGH, PENNSYLVANIA 15222
       ------------------------------------------------------------
       (Address of principal executive offices, including zip code)


                              (412) 281-2111
           ----------------------------------------------------
           (Registrant's telephone number, including area code)


                              NOT APPLICABLE
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

==========================================================================


 Item 8.01 - Other Events

       As previously reported, on November 26, 2007 Reunion Industries, Inc. ("Reunion") filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of
Connecticut, Bridgeport Division (the "Bankruptcy Court").   Reunion continues
to operate as "debtor-in-possession" in that proceeding under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. Attached to and made a part of this Report is Reunion's Monthly Operating Report that was filed on February 27, 2009 with the Bankruptcy Court and the United States Trustee pursuant to Rule 2015 of the Federal Rules of Bankruptcy Procedure.




                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  March 24, 2009                         REUNION INDUSTRIES, INC.
       --------------                             (Registrant)

                                              By: /s/ John M. Froehlich
                                                  ---------------------
                                                    John M. Froehlich
                                                 Executive Vice President
                                                   of Finance and Chief
                                                    Financial Officer

-	2	-

































UNITED STATES BANKRUPTCY COURT
BRIDGEPORT DIVISION - DISTRICT OF CONNECTICUT
MONTHLY OPERATING REPORT


In re REUNION INDUSTRIES, INC.			Case No. 07-50727(AHWS)
      ------------------------                           --------------
							Reporting Period: JANUARY 2009
									      ------------
                                          Federal Tax I.D. # 06-1439715
										-----------

CORPORATE MONTHLY OPERATING REPORT


REQUIRED DOCUMENTS                Form No.        Document   Explanation
								  Attached    Attached
-----------------------------    --------------   --------  ------------
Schedule of Cash Receipts
	and Disbursements		     MOR-1		    YES	     N/A
Bank Reconciliations		     MOR-1(CON'T)	    YES          N/A
Statement of Operations		     MOR-2		    YES 	     N/A
Balance Sheet			     MOR-3		    YES	     N/A
Status of Post-petition Taxes	     MOR-4		    YES	     N/A
Summary of Unpaid Post-petition
	Debts				     MOR-4		    YES	     N/A
Accounts Receivable 		     MOR-5		    YES	     N/A
Taxes Reconciliation & Aging	     MOR-5		    YES	     N/A
Payments -Insiders/Professionals   MOR-6		    YES	     N/A
Post Petition Status of Secured
	Notes, Leases Payable	     MOR-6		    YES	     N/A
Debtor Questionnaire		     MOR-7		    YES	     N/A


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.



Authorized Individual  \s\ JOHN M. FROEHLICH, CFO	Date FEB. 24, 2009
			      -------------------------	     -------------





Authorized individual must be an officer, director or shareholder if debtor is a corporation.










						- A-1 -







REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 1/4
CASH RECEIPTS AND DISBURSEMENTS
JANUARY 2009
------------


	Cash - beginning of period excluding		     $  5,909,429

	Plus: Collections on receivables				  1,160,408
	Plus:	Miscellaneous/Titan receipts				     94,371

	Less: Disbursements
		Net payroll							    571,329
		Payroll taxes						    211,987
		Titan disbursements					     28,404
		Other operating 						  1,038,727
		Income Tax payments					          -
		Reorganization:
			Professional fees					          -
			U.S. Trustee fees					          -
										 ----------
							Total			  1,850,447

	Increase(Decrease)in outstanding checks			    105,048
										 ----------
	Cash - end of period					     $  5,418,809
										 ==========































						- A-2 -








REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 2/4
BANK RECONCILIATION
AS OF JANURAY 31, 2009
----------------------






BANK					PNC BANK	PNC BANK	PNC BANK	PNC BANK
TYPE					OPERATING	PAYROLL		HEALTHCARE	PENSION
ACCOUNT NUMBER				2161326		2184149		2880718		10382890


Balance per books			$  5,406	$(3,185)	$  2,964	$      0
					========	=======		========	========

BANK BALANCE 				$ 46,866	$     0		$ 58,536	$    710
Deposits in transit
Outstanding checks			 (41,460)	 (3,185)	 (55,572)	    (710)
Other - explain below
					--------	-------		--------	--------

Adj. Bank Balance			$  5,406	$     0		$  2,964	$      0
					========	========	========	========

("Adj. Bank Balance" must equal "Balance per books".)



EXPLANATION OF OTHER:
































						- A-3 -






REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 3/4
BANK RECONCILIATION
AS OF JANUARY 31, 2009
----------------------






BANK				PNC BANK	PNC BANK	PNC BANK
TYPE				PENSION		COLLATERAL	CARVE-OUT
ACCOUNT NUMBER			1011567058	1019820572	1019820847


Balance per books		$      0	$3,638,862	$1,514,090
				========	==========	 =========

BANK BALANCE 			$  5,241	$3,638,862	$1,514,090
Deposits in transit	       	       0
Outstanding checks		  (5,241)
Other - explain below		--------	----------	 ---------
Adj. Bank Balance		$      0	$3,638,862	$1,514,090
				========	==========	 =========

("Adj. Bank Balance" must equal "Balance per books".)
































						- A-4 -









REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 4/4
BANK RECONCILIATION
AS OF JANUARY 31, 2009
----------------------






BANK				FIFTH THIRD	FIFTH THIRD	 Chase	      Chase
TYPE				OPERATING	  PAYROLL	Operating    Royalty
ACCOUNT NUMBER			7512940417	  1065629	1690008469  1820765236


Balance per books		$  76,024	$       0	$ 77,540    $ 107,108
				=========	 ========	 =======     ========

BANK BALANCE 			$ 334,797	$  26,504	$ 85,654    $ 111,570
Deposits in transit
Outstanding checks		 (258,773)       (26,504)	  (8,114)	(4,462)
Other - explain below
				---------	 --------	 -------     --------

Adj. Bank Balance		$  76,024	$       0	$ 77,540    $ 107,108
				=========	 ========	 =======     ========

("Adj. Bank Balance" must equal "Balance per books".)


































						- A-5 -







REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 2
INCOME STATEMENT
FOR THE PERIODS INDICATED
-------------------------
($ amounts in thousands)

									              Post
								       Month of  Petition to
									  Jan-09	31-Jan-09
									 --------	---------

Net Sales								$  1,291	$ 34,247
Cost of Sales:
	Standard Cost						     969	  25,146
	Variances & Other						     166	   3,033
									  ------	 -------

	Gross Profit						     156	   6,068

Operating Expenses:
	Marketing							      50	   1,100
	General & Admin						     357	   4,652
									  ------	 -------

	Operating Profit						    (251)	     316

Other Income(Expense)						       - 	  39,849
Equity in China JV						      58       1,002
Reorganization exp:
	Professional fees						       -        (339)
	U.S. Trustee fees						       -  	     (71)
	Other
	Adequate Protection Paym't Exp.			       - 	    (450)
Interest Expense - excluding Adequate
	Protection Payments					      (1) 	  (3,782)
									  ------	 -------

	Profit before tax						    (194)	  36,525

Income Tax									 0	       0
									  ------	 -------

	Net Income							$   (194)	$ 36,525
									  ======	 =======



NOTE: Other income(expense) above primarily reflects the gain on
		the sale of the Company's CP Industries division in April of 2008.

	December 2008 amounts were based on a normal month-end close and do not include year-end type adjustments, e.g., results of physical inventories and various accrual and asset valuation adjustments.





						- A-6 -






REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 3
COMPARITIVE BALANCE SHEET
AS OF THE PERIODS SHOWN
-----------------------
($ amounts in thousands)

					26-Nov-07		31-Dec-08	31-Jan-09
					---------  		---------	---------
ASSETS:
Cash and Equivalents		$     754		$   5,909	$  5,419
Net Receivables			    7,166		    1,805	   1,943
Net Inventory			   12,369		    2,002	   2,019
Other Current Assets		    3,029		    2,262	   2,255
					  -------     	  -------	 -------
		Current		   23,318		   11,978	  11,636

Net Property			    6,300		    3,472	   3,448
Goodwill				   10,994		    1,491	   1,491
CSV policies			    2,200		    2,003	   2,003
Interest in China JV		    3,009		    3,953	   4,011
					  -------		  -------	 -------
		Total			$  45,821		$  22,897	$ 22,589
					  =======		  =======	 =======
LIABILITIES & EQUITY:
Current Maturities of Debt	$       0		$       0	$      0
Trade Payables			    3,305		    2,768	   2,546
Accrued Income Taxes		        0		       11	      11
Accrued Interest			      544			665	     672
Customer Deposits			    4,424		        0	       0
Accrued Other			    4,272		    4,826	   4,927
					  -------		  -------	 -------
		Current		   12,545		    8,270	   8,156

Secured Debt and interest	   53,418		      500	     500
Other Liabilities			    3,101		      427	     427
					  -------		  -------	 -------
		Total Liabilities	   69,064		    9,197	   9,083

Total Equity			  (23,243)		   13,700	  13,506
					  -------		  -------	 -------

		Total			$  45,821		$  22,897	$ 22,589
					  =======		  =======	 =======



NOTE:	December 31, 2008 amounts are based on a normal month-end close and do
	not include year-end type adjustments, e.g., results of physical inventories and various accrual and asset valuation adjustments.











						- A-7 -




REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 4				page 1/3
SUMMARY OF UNPAID POST PETITION TAXES AND DEBTS
AS OF JANUARY 31, 2009
----------------------
($ Amounts in 000's)



TAXES:
------
					 	  Beg					   End
						Liability	Accrued	Paid	 Liability
						---------	--------	-----	 ---------
	NON-PAYROLL TAXES:
	Sales					$   0					 $   0
	Excise				$   0					 $   0
	Real Property			$   0					 $   0
	Personal Property			$   0					 $   0



	PAYROLL TAXES - See attached pages 2 to 3
	-----------------------------------------
		Payroll taxes in 2009 are being immediately paid to the Company's payroll service company who will pay and file the Company's payroll taxes.




DEBTS:
------
					        Days Past Due
					  ---------------------------
				Current	   0-30    31-60    61-90    Over 91      Total
				------  ----   ----   ----   ------    ------
Accounts Payable		$  243    $ 148   $  25    $   0    $ 2,130     $ 2,546
Wages Payable			    78    					        78
Taxes Payable			     0						         0
Rent-Building			     0						         0
Adequate Protection Paymts	     0						         0
Professional Fees		     0       71          	 5	    0	        76
Amounts due Insiders		     4        4       4	 4	  118	       134
				  ----      ---     ---      ---      -----       -----
	Total			$  325    $ 223   $  29    $   9    $ 2,248     $ 2,834
				 =====      ===     ===      ===      =====       =====



Explanations:
Wages represent hourly wages earned in the last half of January that were
	paid in February.
Professional fees are due Reid and Riege and are awaiting Bankruptcy Court
	approval.
Amounts due insiders represent post petition interest on note and guaranty fees.










						- A-8 -









REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 4	 			page 2/3
FIT/FICA TAX PAYMENTS and FUTA 940 TAX PAYMENTS
JANUARY 2009
------------

DATE
PAID	REF		HANNA		HQ		TOTAL
----	---		------	------	-------
JANUARY
02	941		 38,130		12,560		 50,690
05							      0
06							      0
07	941				10,450		 10,450
08							      0
09	941		  9,904				  9,904
12							      0
13							      0
14	941				12,948		 12,948
15	941		 19,824				 19,824
16	941		 15,030				 15,030
19							      0
20							      0
21							      0
22							      0
23	941		 14,308				 14,308
26							      0
27							      0
28	941		 19,813		12,837		 32,650
29	941		 14,302				 14,302
30	940				    67		     67

			-------		------		-------
TOTAL			131,311		48,862		180,173
			=======		======		=======







































						- A-9 -









REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 4				page 3/3
PA., IL, IN AND WI WITHHOLDING TAX AND SUTA PAYMENTS
JANUARY 2009
-------------

DATE
PAID		STATE		HANNA		HQ		TOTAL
----		--------	--------	--------	----------
JANUARY
02		IL		2,684				2,684
05		IL-PA		2,340		1,025		3,365
06		PA				1,535		1,535
07								    0
08								    0
09		IL		2,180				2,180
12								    0
13								    0
14		PA		 		3,017		3,017
15		IL		4,632				4,632
16		IL		3,125				3,125
19								    0
20								    0
21		IN				   75		   75
22								    0
23		IL		2,936				2,936
26								    0
27								    0
28		IL-PA		3,627		1,690		5,317
29		WI		2,948				2,948
30								    0
				------		-----	      ------

TOTAL				24,472		7,342	      31,814
				======		=====         =====








































						- A-10 -







REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 5
ACCOUNTS RECEIVABLE AND TAXES AGING
AS OF JANUARY 31, 2009
-----------------------
($ Amounts in 000's)




TRADE ACCOUNTS RECEIVABLE RECONCILIATION:
----------------------------------------
		Trade Receivables - beg of month			$ 1,953
		Plus: Invoiced during the month			  1,304
		Less: Amounts collected					 (1,160)
		Less: Credits/Adjustments				    (35)
										 ------
		Trade Receivables - end of month			$ 2,062
										 ======




ACCOUNTS RECEIVABLE AGINGS:
---------------------------
		0-30								$ 1,042
		31-60								    655
		61-90								    301
		91+								     64
										 ------
			Total	trade receivables				  2,062
		Non-trade receivables					      4
		Less: Reserve for bad debts				   (123)
										 ------
		Net Receivables - per balance sheet			$ 1,943
										 ======


TAXES PAYABLE								$     -
-------------								 ======

		Payroll taxes in 2009 are being immediately paid to the Company's payroll service company who will pay and file the Company's payroll taxes.




















						- A-11 -






REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 6
PAYMENTS TO INSIDERS and PROFESSIONALS and
STATUS OF SECURED NOTES, LEASES AND ADEQUATE PROTECTION PAYMENTS
JANUARY 2009
-------------
	Of the total disbursements shown on MOR-1, list the amount paid to
	insiders and to professionals.  For payments to insiders, identify
	the type of compensation paid.
								PAID THIS		 TOTAL
					TYPE OF		  PERIOD		 POST
	NAME				PAYM'T		  AMOUNT		PETITION
------------------------	-----------		---------		--------
INSIDERS:
---------
Thomas N. Amonett			Director fees	  $     0		$ 19,500
Charles E. Bradley		Director fees	  $ 9,833		$137,662
Thomas L. Cassidy			Director fees	  $     0		$ 19,500
Thomas Certo			Director fees	  $ 1,500		$  1,500
David E. Jackson			Director fees	  $ 1,500		$ 21,000
Joseph C. Lawyer			Director fees	  $ 4,625		$ 64,750
John G. Poole			Director fees	  $ 5,000		$ 70,000
Kimball J. Bradley, CEO		Salary		  $32,627		$456,778
John M. Froehlich, CFO		Salary		  $18,255		$255,570
Thomas J. Vogel, VP		Salary		  $     0		$169,200

PROFESSIONALS:
--------------
											   TOTAL
				DATE OF		    PAID THIS	 TOTAL  INCURRED
				 COURT	 AMOUNT	PERIOD	PAID TO   AND
				 ORDER	APPROVED	AMOUNT	  DATE   UNPAID
				-------	--------  ---------	------- --------

Reid and Riege, PC     11/28/07   $ 545,036  $       0    $ 545,036  $75,592



POST PETITION STATUS OF SECURED NOTES,LEASES AND ADEQUATE PROTECTION PAYMENTS:
------------------------------------------------------------------------------


						 MONTHLY	  PAID	  POST
						 PAYM'TS	 DURING	PETITION
	NAME OF CREDITOR			   DUE	  MONTH	 UNPAID
	-------------------------	---------   ---------   ---------
	SECURED NOTES:(Principal in default)
	ADEQUATE PROTECTION PAYMENTS:
	  U.S. Bank, as Trustee		 $      0	$       0 	 $      0


	LEASES
	------
	KWA Properties				 $ 70,198	 $ 70,198	 $      0
	IPC REIT - Stanwix Street Assoc	 $  9,362	 $  9,362	 $      0
	US Bancorp				 $  2,890	 $  2,890	 $      0









						- A-12 -







REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 7
DEBTOR QUESTIONNAIRE
JANUARY 2009
------------

Must be completed each month. If the answer to any of the questions is "Yes", provide a detailed explanation of each item.
Attach additional sheets if necessary.

											YES	NO
											---	---
1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE
	OF BUSINESS THIS REPORTING PERIOD?						 	 X
2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR
	IN POSSESSION ACCOUNT THIS REPORTING PERIOD? 					 X
3. IS THE DEBTOR DELINQUENT IN THE TIMELY FILING OF ANY POST-PETITION
	TAX RETURNS?										 X
4. ARE WORKERS' COMPENSATION, GENERAL LIABLIITY OR OTHER NECESSARY
	INSURANCE COVERAGES EXPIRED OR CANCELLED, OR HAS THE DEBOR
	RECEIVED NOTICE OF EXPIRATION OR CANCELLATION OF SUCH POLICIES?			 X
5. IS THE DEBTOR DELINQUENT IN PAYING ANY INSURANCE PREMIUM PAYMENT?			 X
6. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS
	REPORTING PERIOD?									 X
7. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM
	RELATED PARTIES?									 X
8. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?						 X
9. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?				 X
10.ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?						 X
11.ARE ANY OTHER POSTPETITION TAXES PAST DUE?						 X
12.HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?			 X
13.ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?				 X
14.ARE ANY WAGE PAYMENTS PAST DUE?								 X
15.HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		 	 X
16.IS THE DEBTOR DELINQUENT IN PAYING ANY U.S. TRUSTEE FEES?				 X
17.IS THE DEBTOR DELINQUENT WITH ANY COURT ORDERED PAYMENTS TO ATTORNEYS
	OR OTHER PROFESSIONALS?								 X
18.HAVE THE OWNERS OF SHAREHOLDERS RECEIVED ANY COMPENSATION OUTSTIDE OF
	THE NORMAL COURSE OF BUSINESS?							 X
































						- A-13 -